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                                                                EXHIBIT 99.1



                          CONSENT OF FINANCIAL ADVISORS




         We consent to the inclusion of our Fairness Opinion issued to The CommonWealth Bank in this registration statement on Form S-4. We also consent to the reference to our firm under the caption "Opinion of CommonWealth's Financial Advisor" in the registration statement.




                                               /s/ Baxter Fentriss and Company


Richmond, Virginia
March 28, 2003